Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), I, Paul E. Cayer, Chief Financial and Business Officer of Otonomy, Inc. (the “Company”), hereby certify that:

1. The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020, to which this Certification is attached as Exhibit 32.2 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2020

By:	/s/ Paul E. Cayer
Name:	Paul E. Cayer
Title:	Chief Financial and Business Officer